Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. § 1350

In connection with the Form 10-Q/A of Tri-Valley Corporation for the fiscal quarter ended June 30, 2011, I, Maston N. Cunningham, Chief Executive Officer of Tri-Valley Corporation, hereby certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tri-Valley Corporation.

Date:	November 17, 2011

By:	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

This certification accompanies the Quarterly Report pursuant to Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.